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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2009
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                       GOLDEN RIVER RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)
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       Delaware                     0-16097                     98-007697
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Office) (Zip Code)

                                 61-3-8532-2860
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01:      Entry into a Material Definitive Agreement

Private Placement of Shares of Common Stock

           Effective September 30, 2009, the Company and Northern Capital Resources Corp closed the second tranche of the private placement by the issue of 9,290,000 shares of common stock at a purchase price of US$0.10 per share for aggregate proceeds of US$929,000. The proceeds were utilized to make the next subscription for shares in Acadian Mining Corporation. The Private Placement was made to and was affected pursuant to the terms of a Subscription Agreement dated September 3, 2009 that was filed on Form 8-K on September 3, 2009.

           For more information regarding the Company's investment in Acadian, please see the Company's Current Reports on Form 8-K filed March 20, 2009 and June 10, 2009, which is incorporated herein by reference. The Company's current holding in Acadian is 57.1% of the issued and outstanding shares of Acadian.


Item 3.02:      Unregistered Sales of Equity Securities

         The description of the Private Placement set forth above is hereby incorporated herein by reference to the Form 8-K filed on September 30, 2009. The securities that are being issued pursuant to this Private Placement are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under section 4(2) of the Act and under Regulation S and D promulgated under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GOLDEN RIVER RESOURCES CORPORATION (Company)

                                  By:






                                         /s/ Peter Lee
                                         --------------------------------

                                         Peter Lee
                                         Secretary


Dated: October 1, 2009